Exhibit 99.9

                                      Equity One

                                        2002-4


                                      DISCLAIMER
                                      ----------

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.


                                    WACHOVIA
                                   SECURITIES

                                Equity One 2002-4


---------------------------------------------------------------------------------------------------------------------------
Loans with Current Balance                                                               wavg    wavg       wavg     wavg
Below $100,000                    Count         Total PB       % of Pool   Average PB    WAC     FICO       LTV       DTI
---------------------------------------------------------------------------------------------------------------------------
0.01 - 20,000.00                   139         2,242,581.59        0.74    16,133.68    11.418    641      19.61     38.05
---------------------------------------------------------------------------------------------------------------------------
20,000.01 - 40,000.00              432        13,102,453.91        4.33    30,329.75    10.463    642       38.3     37.36
---------------------------------------------------------------------------------------------------------------------------
40,000.01 - 60,000.00              489        24,421,468.20        8.07    49,941.65      9.38    630      63.24     36.84
---------------------------------------------------------------------------------------------------------------------------
60,000.01 - 80,000.00              427        29,987,767.69        9.91    70,228.96     8.905    631      75.85     37.11
---------------------------------------------------------------------------------------------------------------------------
80,000.01 - 100,000.00             325        29,387,720.70        9.71    90,423.76     8.785    625      77.82     37.94
---------------------------------------------------------------------------------------------------------------------------
Total:                            1812        99,141,992.09       32.76    54,714.12     9.249    631      67.09     37.35
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
Loans with interest rates                                                                wavg    wavg       wavg     wavg
greater than 12.000%              Count         Total PB       % of Pool   Average PB    WAC     FICO       LTV       DTI
---------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                     35         1,316,726.18        0.44    37,620.75    12.392    615      30.16     38.48
---------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                     47         1,566,841.04        0.52    33,337.04     12.84    617      29.29     39.75
---------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                     34         1,117,179.51        0.37    32,858.22    13.412    631       22.9     41.63
---------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                     18           561,071.63        0.19    31,170.65    13.785    642      23.39     42.93
---------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500                      8           277,103.17        0.09    34,637.90    14.263    627      34.38      47.7
---------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000                      1            14,948.92           0    14,948.92     14.55    630      13.72        47
---------------------------------------------------------------------------------------------------------------------------
Total:                             143         4,853,870.45         1.6    33,943.15    13.046    623      27.62     40.68
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                         wavg    wavg       wavg    wavg
Loans with LTV greater than 80%   Count         Total PB       % of Pool   Average PB    WAC     FICO       LTV       DTI
---------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                      312        41,871,334.01       13.84   134,202.99     8.527    626      83.93     39.91
---------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                      539        67,027,135.45       22.15   124,354.61     8.501    619      89.36     40.58
---------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                      231        32,438,663.69       10.72   140,427.12     8.201    638      92.96     40.23
---------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                     125        16,280,089.30        5.38   130,240.71     8.774    651      99.42     43.17
---------------------------------------------------------------------------------------------------------------------------
Total:                            1207       157,617,222.45       52.09   130,585.93     8.474    628       89.7      40.6
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                         wavg    wavg       wavg    wavg
Loans with FICO below 640         Count         Total PB       % of Pool   Average PB    WAC     FICO       LTV       DTI
---------------------------------------------------------------------------------------------------------------------------
521 - 540                           64         7,731,981.52        2.56   120,812.21     9.368    535      77.26     38.94
---------------------------------------------------------------------------------------------------------------------------
541 - 560                          143        13,041,705.08        4.31    91,200.73     9.431    550      77.11     38.08
---------------------------------------------------------------------------------------------------------------------------
561 - 580                          257        26,852,658.01        8.87   104,485.05     9.239    571      79.45     39.36
---------------------------------------------------------------------------------------------------------------------------
581 - 600                          343        34,948,671.41       11.55   101,891.17     8.836    591      79.19      38.7
---------------------------------------------------------------------------------------------------------------------------
601 - 620                          451        51,341,354.69       16.97   113,838.92      8.67    610      80.05      38.6
---------------------------------------------------------------------------------------------------------------------------
621 - 640                          553        54,862,979.97       18.13    99,209.73     8.675    630      76.62     39.37
---------------------------------------------------------------------------------------------------------------------------
Total:                            1811       188,779,350.68       62.39   104,240.39     8.864    600      78.49     38.93
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                         wavg    wavg       wavg    wavg
Loans that are Cash-out           Count         Total PB       % of Pool   Average PB    WAC     FICO       LTV       DTI
---------------------------------------------------------------------------------------------------------------------------
Refinance (Cash-out)              2096       212,806,617.08       70.33   101,529.87     8.739    627      77.23     38.93
---------------------------------------------------------------------------------------------------------------------------
Total:                            2096       212,806,617.08       70.33   101,529.87     8.739    627      77.23     38.93
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
Loans not originated                                                                    wavg    wavg       wavg    wavg
with Full Doc                    Count         Total PB       % of Pool   Average PB    WAC     FICO       LTV       DTI
---------------------------------------------------------------------------------------------------------------------------
Not Full Docs                      408        53,481,554.64       17.67   131,082.24      8.93    630      75.02     35.95
---------------------------------------------------------------------------------------------------------------------------
Total:                             408        53,481,554.64       17.67   131,082.24      8.93    630      75.02     35.95
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                         wavg    wavg       wavg    wavg
Loans with Credit Rating C        Count         Total PB       % of Pool   Average PB    WAC     FICO       LTV       DTI
---------------------------------------------------------------------------------------------------------------------------
C                                  244        23,562,450.34        7.79    96,567.42     9.425    564      78.01     37.48
---------------------------------------------------------------------------------------------------------------------------
Total:                             244        23,562,450.34        7.79    96,567.42     9.425    564      78.01     37.48
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                         wavg    wavg       wavg    wavg
Second Liens                      Count         Total PB       % of Pool   Average PB    WAC     FICO       LTV       DTI
---------------------------------------------------------------------------------------------------------------------------
2                                  560        20,145,713.80        6.66    35,974.49     11.15    649      21.38     41.86
---------------------------------------------------------------------------------------------------------------------------
Total:                             560        20,145,713.80        6.66    35,974.49     11.15    649      21.38     41.86
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Loans on Non-Owner                                                                       wavg    wavg       wavg    wavg
Occupied Properties               Count         Total PB       % of Pool   Average PB    WAC     FICO       LTV       DTI
---------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                 270        24,624,951.80        8.14    91,203.53     9.074    660      71.81      25.1
---------------------------------------------------------------------------------------------------------------------------
Total:                             270        24,624,951.80        8.14    91,203.53     9.074    660      71.81      25.1
---------------------------------------------------------------------------------------------------------------------------